EXHIBIT 99.01

News Release Philip Talamo, Investor Relations 212.969.2383 ir@alliancebernstein.com	John Meyers, Media 212.969.2301 john.meyers@alliancebernstein.com

AllianceBernstein Announces December 31, 2009 Assets Under Management

Fourth Quarter 2009 Earnings Conference Call to be Held on February 11, 2010 at 5:00 P.M. (EST)

New York, NY, January 13, 2010 – AllianceBernstein Holding L.P. (NYSE: AB) and AllianceBernstein L.P. today reported that during the month of December, preliminary assets under management were unchanged at $496 billion as positive investment performance was offset by modest net outflows, primarily in the Institutions channel.

AllianceBernstein L.P. (The Operating Partnership)
ASSETS UNDER MANAGEMENT

	At December 31, 2009				At Nov. 30,
	Preliminary				2009
$ billions	Institutions	Retail	Private Client	Total	Total
Equity
Value	$108	$37	$26	$171	$171
Growth	53	24	17	94	93
	161	61	43	265	264

Fixed Income	122	40	32	194	198

Other(1)	17	20	-	37	34
Total	$300	$121	$75	$496	$496

	At November 30, 2009
Total	$304	$117	$75	$496

(1) Includes Index, Structured and Asset Allocation services.

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Fourth Quarter 2009 Earnings Conference Call Information

AllianceBernstein’s management will review fourth quarter 2009 financial and operating results on Thursday, February 11, 2010 during a conference call beginning at 5:00 p.m. (EST), following the release of its financial results after the close of the New York Stock Exchange. The conference call will be hosted by Peter S. Kraus, Chairman and Chief Executive Officer, David A. Steyn, Chief Operating Officer and Robert H. Joseph, Jr., Chief Financial Officer.

Parties may access the conference call by either webcast or telephone:

1.
To listen by webcast, please visit AllianceBernstein’s Investor Relations website at http://ir.alliancebernstein.com/investorrelations at least 15 minutes prior to the call to download and install any necessary audio software.

2.	To listen by telephone, please dial (866) 556-2265 in the U.S. or (973) 935-8521 outside the U.S., 10 minutes before the 5:00 p.m. (EST) scheduled start time. The conference ID# is 50182270.

The presentation that will be reviewed during the conference call will be available on AllianceBernstein’s Investor Relations website shortly after the release of Fourth quarter 2009 financial results on February 11, 2010.

A replay of the webcast will be made available beginning at approximately 7:00 p.m. (EST) on February 11, 2010 and will be available on AllianceBernstein’s website for one week. An audio replay of the conference call will also be available for one week. To access the audio replay, please call (800) 642-1687 from the U.S., or outside the U.S. call (706) 645-9291, and provide conference ID#. 50182270.

Cautions regarding Forward-Looking Statements

Certain statements provided by management in this news release are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. The most significant of these factors include, but are not limited to, the following: the performance of financial markets, the investment performance of sponsored investment products and separately managed accounts, general economic conditions, industry trends, future acquisitions, competitive conditions, and government regulations, including changes in tax regulations and rates and the manner in which the earnings of publicly traded partnerships are taxed. We caution readers to carefully consider such factors. Further, such forward-looking statements speak only as of the date on which such statements are made; we undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. For further information regarding these forward-looking statements and the factors that could cause actual results to differ, see “Risk Factors” and “Cautions Regarding Forward-Looking Statements” in our Form 10-K for the year ended December 31, 2008 and Form 10-Q for the quarter ended September 30, 2009. Any or all of the forward-looking statements that we make in this news release, Form 10-K, Form 10-Q, other documents we file with or furnish to the SEC, and any other public statements we issue, may turn out to be wrong. It is important to remember that other factors besides those listed in “Risk Factors” and “Cautions Regarding Forward-Looking Statements”, and those listed above, could also adversely affect our revenues, financial condition, results of operations and business prospects.

About AllianceBernstein

AllianceBernstein is a leading global investment management firm that offers high-quality research and diversified investment services to institutional clients, individuals and private clients in major markets around the world. AllianceBernstein employs more than 500 investment professionals with expertise in growth equities, value equities, fixed income securities, blend strategies and alternative investments and, through its subsidiaries and joint ventures, operates in more than 20 countries. AllianceBernstein’s research disciplines include fundamental research, quantitative research, economic research and currency forecasting capabilities. Through its integrated global platform, AllianceBernstein is well-positioned to tailor investment solutions for its clients. AllianceBernstein also offers independent research, portfolio strategy and brokerage-related services to institutional investors.

At December 31, 2009, AllianceBernstein Holding L.P. owned approximately 36.9% of the issued and outstanding AllianceBernstein Units and AXA, one of the largest global financial services organizations, owned an approximate 62.1% economic interest in AllianceBernstein.

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